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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 4, 2006

                                   TVIA, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-30539                94-3175152
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

     4001 Burton Drive, Santa Clara, California                  95054
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      (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (408) 982-8588

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 4, 2006, Diane Bjorkstrom resigned as the Company's Chief Financial Officer in order to pursue another employment opportunity. Ms. Bjorkstrom has committed to serve as the Company's Chief Financial Officer until such time as a replacement Chief Financial Officer has been appointed. She will be available to assist in the transition of the position until December 31, 2006. The Company is in the final stages of negotiations of employment terms with a replacement CFO.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

None

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Tvia, Inc.
                                            (Registrant)

Date October 10, 2006
                                            By: /s/ Diane Bjorkstrom
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                                                Diane Bjorkstrom
                                                Chief Financial Officer
                                                (Principal Financial Officer and
                                                Duly Authorized Signatory)